January 21, 2005

DREYFUS PREMIER EQUITY FUNDS, INC.
-DREYFUS PREMIER GROWTH AND INCOME FUND

Supplement to Prospectus
dated February 1, 2004

At a meeting of the Board of Directors of Dreyfus Premier
Equity Funds, Inc., on behalf of Dreyfus Premier Growth and
Income Fund (the “Fund”), held on January 21, 2005, the Board decided that the proposed reorganization of the Fund described in the supplement dated December 10, 2004 to the Fund’s Prospectus dated February 1, 2004 is inadvisable at this time and, therefore, will not be presented for shareholder vote. The Fund will continue to operate as it currently does.